                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________

                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                              __________________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2)  ___
                              __________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                  13-5160382
                     (I.R.S. employer identification no.)

                   48 Wall Street, New York, New York  10286

             (Address of principal executive offices)  (Zip Code)
                              ___________________

                             The Bank of New York
                            10161 Centurion Parkway
                          Highwoods Center, 2nd Floor
                         Jacksonville, Florida  32256
                          Attn:  Mr. Marc D. Stickney
                                (904) 645-1900
           (Name, address and telephone number of agent for service)
                              ____________________

                           Varco International, Inc.
              (Exact name of obligor as specified in its charter)

                       Delaware                     76-0252850
            State or other jurisdiction of      (IRS employer
            incorporation or organization       identification no.)

                               2835 Holmes Road
                             Houston, Texas 77051
                                (713) 799-5100
         (Address and telephone number of principal executive offices)

           SEE TABLE OF CO-REGISTRANTS INCLUDED IN THIS REGISTRATION
                             ____________________

                         7 1/4% Senior Notes Due 2011
                      (Title of the indenture securities)
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                            TABLE OF CO-REGISTRANTS

===============================================================================
                                           Jurisdiction of     I.R.S. Employer
    Exact Name as Specified               Incorporation or     Identification
       in their Charters*                   Organization           Number
--------------------------------------- -------------------- ------------------
Environmental Procedures Inc                  Delaware           76-0380977
--------------------------------------- -------------------- ------------------
Fiber Glass Systems Holdings, LLC             Delaware           52-2048215
--------------------------------------- -------------------- ------------------
Tubo-FGS, LLC                                 Delaware           74-2843661
--------------------------------------- -------------------- ------------------
Tuboscope (Holding U.S.) Inc.                 Delaware           76-0561266
--------------------------------------- -------------------- ------------------
Varco I/P, Inc.                               Delaware           76-0551156
--------------------------------------- -------------------- ------------------
Tuboscope Pipeline Services Inc.                Texas            76-0259606
--------------------------------------- -------------------- ------------------
Varco, LP                                     Delaware           76-0642979
--------------------------------------- -------------------- ------------------
Quality Tubing Inc.                             Texas            74-1882751
--------------------------------------- -------------------- ------------------
Fiber Glass Systems, LP                         Texas            74-2843660
===============================================================================
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1.   General Information.
     -------------------

     Furnish the following information as to the trustee--

          Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York
          2 Rector Street
          New York, N.Y. 10006, and Albany, N.Y. 12203

          Federal Reserve Bank of New York
          33 Liberty Plaza
          New York, N.Y.  10045

          Federal Deposit Insurance Corporation
          Washington, D.C.  20429

          New York Clearing House Association
          New York, N.Y.

          Whether it is authorized to exercise corporate trust powers.

          Yes.


2.   Affiliations with Obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.  (See Note on page 4.)

3-15 Not Applicable

16.  List of Exhibits.
     ----------------

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with

     Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 29th day of June, 2001.


                                       THE BANK OF NEW YORK


                                       By: /s/ Marc D. Stickney
                                          ------------------------
                                           Marc D. Stickney, Agent

                             EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of AGL Resources Inc. Guaranteed Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                       THE BANK OF NEW YORK


                                       By: /s/ Marc D. Stickney
                                          ------------------------
                                           Marc D. Stickney, Agent

                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of 48 Wall Street, New York, N.Y.  10286


     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                             Dollar Amounts
                                                              in Thousands
ASSETS
------

Cash and balances due from depository
 institutions:
     Noninterest-bearing balances and currency and coin.....   $ 3,083,720
     Interest-bearing balances..............................     4,949,333
Securities:
     Held-to-maturity securities............................       740,315
     Available-for-sale securities..........................     5,328,981
Federal funds sold and securities purchased under
 agreements to resell.......................................     5,695,708
Loans and lease financing receivables:
     Loans and leases, net of unearned income...............    36,590,456
     LESS: Allowance for loan and lease losses..............       598,536
     LESS: Allocated transfer risk reserve..................        12,575
     Loans and leases, net of unearned income and
      allowance and reserve.................................    35,979,345
Trading Assets..............................................    11,912,448
Premises and fixed assets (including capitalized leases)....       763,241
Other real estate owned.....................................         2,925
Investments in unconsolidated subsidiaries and associated
 companies..................................................       183,836
Customers' liability to this bank on acceptances
 outstanding................................................       424,303
Intangible assets...........................................     1,378,477
Other assets................................................     3,823,797
                                                               -----------
Total assets................................................   $74,266,429
                                                               ===========
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LIABILITIES
-----------

Deposits:
     In domestic offices....................................   $28,328,548
     Noninterest-bearing....................................    12,637,384
     Interest-bearing.......................................    15,691,164
     In foreign offices, Edge and Agreement subsidiaries,
      and IBFs..............................................    27,920,690
     Noninterest-bearing....................................       470,130
     Interest-bearing.......................................    27,450,560
Federal funds purchased and securities sold under
 agreements to repurchase...................................     1,437,916
Demand notes issued to the U.S. Treasury....................       100,000
Trading liabilities.........................................     2,049,818
Other borrowed money:
     With remaining maturity of one year or less............     1,279,125
     With remaining maturity of more than one year through
      three years...........................................             0
     With remaining maturity of more than three years.......        31,080
Bank's liability on acceptances executed and outstanding....       427,110
Subordinated notes and debentures...........................     1,646,000
Other liabilities...........................................     4,604,478
                                                               -----------
Total liabilities...........................................    67,824,765
                                                               ===========


EQUITY CAPITAL
--------------

Common stock................................................     1,135,285
Surplus.....................................................     1,008,775
Undivided profits and capital reserves......................     4,308,492
Net unrealized holding gains (losses) on available-for-sale
 securities.................................................        27,768
Cumulative foreign currency translation adjustments.........             0
Total equity capital........................................     6,441,664
                                                               -----------
Total liabilities and equity capital........................   $74,266,429
                                                               ===========

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     I, Thomas J. Masiro, Senior Vice President and Comptroller of the above-
named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Masiro



     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


     Thomas A. Renyi   )
     Gerald L. Hassell )      Directors
     Allen R. Griffith )